UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	August 31, 2016

CLEARBRIDGE

AGGRESSIVE GROWTH FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Aggressive Growth Fund for the twelve-month reporting period ended August 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

September 30, 2016

II	ClearBridge Aggressive Growth Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended August 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2015 U.S. gross domestic product (“GDP”)i growth was 2.0%. The U.S. Department of Commerce reported that revised fourth quarter 2015 and first quarter 2016 GDP growth moderated to 0.9% and 0.8%, respectively. The U.S. Department of Commerce’s final reading for second quarter 2016 GDP growth — released after the reporting period ended — was 1.4%. The improvement in GDP growth in the second quarter reflected an acceleration in personal consumption expenditures (“PCE”) and upturns in nonresidential fixed investment and exports.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended in August 2016, the unemployment rate was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed declined over the period. In August 2016, 26.1% of Americans looking for a job had been out of work for more than six months, versus 26.6% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” The Fed kept rates on hold at its meeting that concluded on September 21, 2016 (after the reporting period ended), as well as during the prior meetings of the year. In the Fed’s statement after the September meeting it said, “The Committee judges that the case for an increase in the federal funds rate has strengthened but decided, for the time being, to wait for further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

September 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

ClearBridge Aggressive Growth Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

IV	ClearBridge Aggressive Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks capital appreciation. The Fund invests primarily in common stocks of companies we believe are experiencing, or will experience, growth in earnings exceeding the average rate of earnings growth of the companies which comprise the S&P 500 Indexi. The Fund may invest in the securities of large, well-known companies offering prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-capitalization companies, a significant portion of the Fund’s assets may be invested in the securities of such companies. The Fund may invest up to 25% of its net assets (at the time of investment) in foreign securities.

We emphasize individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. We focus primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Fund acquires their stocks. When evaluating an individual stock, we consider whether the company may benefit from:

•	New technologies, products or services

•	New cost reducing measures

•	Changes in management

•	Favorable changes in government regulations

Q. What were the overall market conditions during the Fund’s reporting period?

A. Entering the year, we expected volatility to pick up from what had been a low volatility, low volume environment and that was certainly the case as equities experienced several severe, albeit short-lived sell-offs. In each case, stocks rebounded strongly and finished the period with solid gains as continued accommodation from the Federal Reserve Board (the “Fed”)ii offset weakness in the Energy and Health Care sectors.

Crude oil prices declined 14% during the year as energy producers continued to reduce capacity to work through global supply/demand imbalances. This weighed heavily on the Energy sector for the second consecutive year as energy stocks in the Russell 3000 Growthiii Index fell 21%.

The extended bull market for equities, now in its eighth year, ran into difficulties throughout the period. Stocks declined 12% in a series of sell-offs from late December through mid-February. This correction came on the heels of the Fed’s first interest-rate increase since prior to the global financial crisis and concerns about slowing global economic growth centered on China. Oil prices fell in tandem with equities, dropping below $30 per barrel for the first time in 12 years.

In reaction to the global turmoil, the Fed softened its stance on raising rates while central banks in the European Union (“EU”), Japan and China extended their stimulus programs. These moves resulted in negative interest rates becoming prevalent across

ClearBridge Aggressive Growth Fund 2016 Annual Report	1

Fund overview (cont’d)

much of the global government bond universe, increasing the attractiveness of stocks.

Markets suffered another sharp sell-off following Brexit, the passage of a referendum by voters in Great Britain to leave the EU, but quickly rebounded as major indexes finished the period near all-time highs.

Q. How did we respond to these changing market conditions?

A. We believe the selling patterns in January and February — a waterfall decline in early January, followed by a bounce and then a renewed sell-off — established a durable low point for the market cycle. Decreasing sentiment, contracting valuations and a more supportive Fed made us more constructive on the overall market. We have also been encouraged by early signs of a recovery in oil prices which we view as bullish for the stock market and for business in the U.S. and globally. We took advantage of price volatility by adding selectively to our energy holdings.

Health Care has been a consistent long-term contributor to Fund performance, but our overweight to biotech and pharmaceutical stocks hurt results for the year. On the eve of a presidential election, biopharmaceutical companies have been pressured by fears that drug price controls could be implemented by the next administration. Despite solid fundamentals, this segment of Health Care experienced several corrections of 20% during the year and continues to trade at some of the lowest valuations we have seen in the Fund’s history. As long-term business owners, we have used these broad price dislocations to selectively add to our positions in biopharmaceutical names.

Merger and acquisition (“M&A”) activity was once again a driver of Fund results during the period. The Fund benefited from M&A activity in the Information Technology, Industrials and Media sectors. Spurred by decreasing financing costs and increasing liquidity, M&A potential remains significant in these industries as well as in Health Care and Energy.

We remain positive long term on the broad equity market, however, given the strong rally from the post-Brexit lows, we feel relatively better about what we own in the portfolio. In addition to Health Care, the parts of the Media, Technology and Energy sectors where we are invested have quality assets that still trade at historically low valuation levels.

Performance review

For the twelve months ended August 31, 2016, Class A shares of ClearBridge Aggressive Growth Fund, excluding sales charges, returned 1.97%. The Fund’s unmanaged benchmark, the Russell 3000 Growth Index, returned 9.99% for the same period. The Lipper Multi-Cap Growth Funds Category Average1 returned 4.51% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended August 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 617 funds in the Fund’s Lipper category, and excluding sales charges, if any.

2	ClearBridge Aggressive Growth Fund 2016 Annual Report

Performance Snapshot as of August 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Aggressive Growth Fund:
Class A	11.50%	1.97%
Class B1	10.88%	0.86%
Class C	11.11%	1.26%
Class FI	11.51%	1.98%
Class R	11.34%	1.68%
Class I	11.68%	2.28%
Class IS	11.74%	2.41%
Russell 3000 Growth Index	12.46%	9.99%
Lipper Multi-Cap Growth Funds Category Average[2]	12.44%	4.51%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated December 29, 2015, the gross total annual fund operating expense ratios for Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 1.13%, 2.17%, 1.83%, 1.13%, 1.42%, 0.82% and 0.71%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund’s positions in six of the eight sectors in which it was invested (out of 11 sectors in total) contributed positively to performance for the period. The greatest contributions to absolute returns came from the Fund’s holdings in the Information Technology (“IT”), Consumer Discretionary and Industrials sectors.

Relative to the benchmark Russell 3000 Growth Index, the Fund’s overall stock selection contributed to performance. In particular, stock selection in the Industrials, IT and Energy sectors contributed the most to returns.

[1]

The Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares may continue to hold those shares, but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended August 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 631 funds for the six-month period and among the 617 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge Aggressive Growth Fund 2016 Annual Report	3

Fund overview (cont’d)

In terms of individual Fund holdings, leading contributors to performance for the period included positions in UnitedHealth Group Inc. and Amgen Inc. in the Health Care sector, Broadcom Ltd. and SanDisk Corp. in the IT sector and Comcast Corp., Class A Shares in the Consumer Discretionary sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, the Fund’s overall sector allocation detracted from performance. In particular, overweights to the Energy and Health Care sectors and stock selection within the Health Care sector had the most significant negative impact on relative returns. An underweight to the IT sector and a lack of exposure to the Consumer Staples sector also hurt relative performance for the period.

In terms of individual Fund holdings, leading detractors from performance for the period included positions in Valeant Pharmaceuticals International Inc. and Allergan PLC in the Health Care sector, Seagate Technology PLC in the IT sector as well as Weatherford International PLC and Anadarko Petroleum Corp. in the Energy sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the period, we closed positions in ADT Corp. in the Industrials sector and Cablevision Systems Corp., New York Group, Class A Shares in the Consumer Discretionary sector due to both companies being the target of acquisitions. We initiated a position in Western Digital Corp. in the IT sector, and received additional shares of this company upon the completion of its acquisition of SanDisk Corp., an existing holding.

Thank you for your investment in ClearBridge Aggressive Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Richard A. Freeman

Portfolio Manager

ClearBridge Investments, LLC

Evan Bauman

Portfolio Manager

ClearBridge Investments, LLC

September 20, 2016

RISKS: Equity securities are subject to market and price fluctuations. The Fund may invest a significant portion of its assets in small- and mid-cap companies, which may be more volatile than an investment that focuses only on large-cap companies. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and social, political and economic uncertainties, which could result in significant market fluctuations. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

4	ClearBridge Aggressive Growth Fund 2016 Annual Report

Portfolio holdings and breakdowns are as of August 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of August 31, 2016 were: UnitedHealth Group Inc. (8.8%), Biogen Inc. (8.4%), Amgen Inc. (6.8%), Comcast Corp., Class A Shares (6.5%), Allergan PLC (5.4%), Broadcom Ltd. (5.2%), Anadarko Petroleum Corp. (4.7%), Seagate Technology PLC (3.1%), Core Laboratories NV (2.9%) and Tyco International PLC (2.6%). Please refer to pages 11 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31, 2016 were: Health Care (35.7%), Information Technology (22.3%), Consumer Discretionary (18.7%), Energy (11.9%) and Industrials (7.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ClearBridge Aggressive Growth Fund 2016 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of August 31, 2016 and August 31, 2015. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	ClearBridge Aggressive Growth Fund 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2016 and held for the six months ended August 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	11.50%	$1,000.00	$1,115.00	1.14%	$6.06	Class A	5.00%	$1,000.00	$1,019.41	1.14%	$5.79
Class B	10.88	1,000.00	1,108.80	2.25	11.93	Class B	5.00	1,000.00	1,013.83	2.25	11.39
Class C	11.11	1,000.00	1,111.10	1.85	9.82	Class C	5.00	1,000.00	1,015.84	1.85	9.37
Class FI	11.51	1,000.00	1,115.10	1.13	6.01	Class FI	5.00	1,000.00	1,019.46	1.13	5.74
Class R	11.34	1,000.00	1,113.40	1.43	7.60	Class R	5.00	1,000.00	1,017.95	1.43	7.25
Class I	11.68	1,000.00	1,116.80	0.83	4.42	Class I	5.00	1,000.00	1,020.96	0.83	4.22
Class IS	11.74	1,000.00	1,117.40	0.71	3.78	Class IS	5.00	1,000.00	1,021.57	0.71	3.61

ClearBridge Aggressive Growth Fund 2016 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended August 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	ClearBridge Aggressive Growth Fund 2016 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 8/31/16	1.97%	0.86%	1.26%	1.98%	1.68%	2.28%	2.41%
Five Years Ended 8/31/16	14.51	13.36	13.75	14.50	14.23	14.91	15.04
Ten Years Ended 8/31/16	7.08	6.34	6.42	N/A	N/A	7.50	N/A
Inception* through 8/31/16	—	—	—	6.57	6.45	—	10.69

With sales charges[2]	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 8/31/16	-3.89%	-3.94%	0.30%	1.98%	1.68%	2.28%	2.41%
Five Years Ended 8/31/16	13.16	13.24	13.75	14.50	14.23	14.91	15.04
Ten Years Ended 8/31/16	6.45	6.34	6.42	N/A	N/A	7.50	N/A
Inception* through 8/31/16	—	—	—	6.57	6.45	—	10.69

Cumulative total returns
Without sales charges[1]
Class A (8/31/06 through 8/31/16)	98.24%
Class B (8/31/06 through 8/31/16)	84.99
Class C (8/31/06 through 8/31/16)	86.26
Class FI (Inception date of 4/30/07 through 8/31/16)	81.15
Class R (Inception date of 12/28/06 through 8/31/16)	83.17
Class I (8/31/06 through 8/31/16)	106.05
Class IS (Inception date of 8/4/08 through 8/31/16)	127.11

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C, FI, R, I and IS shares are October 24, 1983, November 6, 1992, May 13, 1993, April 30, 2007, December 28, 2006, January 30, 1996 and August 4, 2008, respectively.

ClearBridge Aggressive Growth Fund 2016 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Aggressive Growth Fund vs. Russell 3000 Growth Index† — August 2006 - August 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge Aggressive Growth Fund on August 31, 2006, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through August 31, 2016. The hypothetical illustration also assumes a $10,000 investment, in the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	ClearBridge Aggressive Growth Fund 2016 Annual Report

Schedule of investments

August 31, 2016

ClearBridge Aggressive Growth Fund

Security	Shares	Value
Common Stocks — 99.5%
Consumer Discretionary — 18.7%
Diversified Consumer Services — 0.0%
Ascent Capital Group Inc., Class A Shares	76,409	$1,773,453	*
Internet & Direct Marketing Retail — 1.1%
Liberty Interactive Corp. QVC Group, Class A Shares	3,890,965	82,216,090	*
Liberty TripAdvisor Holdings Inc., Class A Shares	389,097	8,097,109	*
Liberty Ventures, Series A Shares	942,273	36,315,201	*
Total Internet & Direct Marketing Retail		126,628,400
Media — 17.6%
AMC Networks Inc., Class A Shares	3,824,746	207,836,698	*(a)
CBS Corp., Class B Shares	780,419	39,824,782
Comcast Corp., Class A Shares	11,527,150	752,261,809
Discovery Communications Inc., Class A Shares	8,059,816	205,605,906	*(a)
Discovery Communications Inc., Class C Shares	2,866,264	71,140,672	*
Liberty Braves Group, Class A Shares	163,290	2,744,905	*
Liberty Braves Group, Class C Shares	292,735	4,818,418	*
Liberty Broadband Corp., Class A Shares	1,155,993	77,971,728	*
Liberty Broadband Corp., Class C Shares	1,644,138	112,672,777	*
Liberty Global PLC, Class A Shares	694,147	21,969,753	*
Liberty Global PLC, Series C Shares	2,101,982	64,804,105	*
Liberty Global PLC LiLAC, Class A Shares	121,314	3,412,563	*
Liberty Global PLC LiLAC, Class C Shares	367,360	10,491,802	*
Liberty Media Group LLC, Class A Shares	408,225	8,736,015	*
Liberty Media Group LLC, Class C Shares	731,838	15,558,876	*
Liberty SiriusXM Group, Class A Shares	1,632,900	54,718,479	*
Liberty SiriusXM Group, Class C Shares	2,927,355	97,276,007	*
Madison Square Garden Co., Class A Shares	787,268	142,219,964	*
MSG Networks Inc., Class A Shares	2,361,805	41,284,351	*
Starz, Class A Shares	2,223,118	69,339,050	*
Viacom Inc., Class B Shares	780,419	31,482,102
World Wrestling Entertainment Inc., Class A Shares	989,062	20,542,818
Total Media		2,056,713,580
Total Consumer Discretionary		2,185,115,433
Energy — 11.9%
Energy Equipment & Services — 4.9%
Core Laboratories NV	3,016,030	337,131,833	(a)
Frank’s International NV	129,704	1,490,299
National-Oilwell Varco Inc.	3,263,654	109,462,955
Weatherford International PLC	22,408,794	122,576,103	*
Total Energy Equipment & Services		570,661,190

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2016 Annual Report	11

Schedule of investments (cont’d)

August 31, 2016

ClearBridge Aggressive Growth Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — 7.0%
Anadarko Petroleum Corp.	10,300,000	$550,741,000
Newfield Exploration Co.	6,171,680	267,604,045	*
Total Oil, Gas & Consumable Fuels		818,345,045
Total Energy		1,389,006,235
Financials — 1.5%
Capital Markets — 0.5%
Cohen & Steers Inc.	1,337,364	56,343,145
Thrifts & Mortgage Finance — 1.0%
Astoria Financial Corp.	3,944,132	60,345,220
New York Community Bancorp Inc.	3,697,843	55,874,408
Total Thrifts & Mortgage Finance		116,219,628
Total Financials		172,562,773
Health Care — 35.7%
Biotechnology — 18.9%
Aduro Biotech Inc.	127,393	1,794,967	*
Agios Pharmaceuticals Inc.	1,072,868	39,524,457	*
Alkermes PLC	1,047,195	45,835,725	*
Amgen Inc.	4,683,441	796,465,976
Biogen Inc.	3,217,266	983,293,008	*
ImmunoGen Inc.	856,818	2,407,659	*
Ionis Pharmaceuticals Inc.	2,818,982	83,582,816	*
ProQR Therapeutics NV	292,957	1,719,658	*
Spark Therapeutics Inc.	401,316	22,706,459	*
Vertex Pharmaceuticals Inc.	2,337,514	220,918,448	*
Total Biotechnology		2,198,249,173
Health Care Equipment & Supplies — 1.9%
Medtronic PLC	2,479,511	215,791,842
Wright Medical Group NV	369,977	9,160,631	*
Total Health Care Equipment & Supplies		224,952,473
Health Care Providers & Services — 8.8%
UnitedHealth Group Inc.	7,565,216	1,029,247,637
Pharmaceuticals — 6.1%
Allergan PLC	2,675,435	627,496,525	*
Mallinckrodt PLC	311,127	23,191,407	*
Teva Pharmaceutical Industries Ltd., ADR	343,593	17,313,651
Valeant Pharmaceuticals International Inc.	1,529,967	44,414,942	*
Total Pharmaceuticals		712,416,525
Total Health Care		4,164,865,808

See Notes to Financial Statements.

12	ClearBridge Aggressive Growth Fund 2016 Annual Report

ClearBridge Aggressive Growth Fund

Security	Shares	Value
Industrials — 7.0%
Aerospace & Defense — 2.0%
Engility Holdings Inc.	254,887	$7,646,610	*
L-3 Communications Holdings Inc.	1,514,396	225,372,413
Total Aerospace & Defense		233,019,023
Commercial Services & Supplies — 2.6%
Tyco International PLC	7,006,790	306,056,587
Construction & Engineering — 1.8%
Fluor Corp.	4,075,406	211,513,571
Machinery — 0.5%
Pentair PLC	808,673	51,795,506
Trading Companies & Distributors — 0.1%
NOW Inc.	554,498	11,444,839	*
Total Industrials		813,829,526
Information Technology — 22.3%
Communications Equipment — 0.3%
ARRIS International PLC	1,118,610	31,399,383	*
Electronic Equipment, Instruments & Components — 2.3%
Dolby Laboratories Inc., Class A Shares	845,223	41,365,214
Fitbit Inc., Class A Shares	220,430	3,412,256	*
TE Connectivity Ltd.	3,444,160	218,945,251
Total Electronic Equipment, Instruments & Components		263,722,721
Internet Software & Services — 3.2%
Facebook Inc., Class A Shares	2,038,497	257,095,241	*
Twitter Inc.	6,250,000	120,062,500	*
Total Internet Software & Services		377,157,741
Semiconductors & Semiconductor Equipment — 6.9%
Broadcom Ltd.	3,453,186	609,211,074
Cree Inc.	4,168,744	100,091,544	*
Intel Corp.	2,786,673	100,013,694
Total Semiconductors & Semiconductor Equipment		809,316,312
Software — 5.4%
Autodesk Inc.	3,250,267	219,067,996	*
Citrix Systems Inc.	3,170,084	276,431,325	*
Nuance Communications Inc.	8,872,467	129,360,569	*
Total Software		624,859,890
Technology Hardware, Storage & Peripherals — 4.2%
Seagate Technology PLC	10,624,511	358,471,001
Western Digital Corp.	2,789,478	130,184,938
Total Technology Hardware, Storage & Peripherals		488,655,939
Total Information Technology		2,595,111,986

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2016 Annual Report	13

Schedule of investments (cont’d)

August 31, 2016

ClearBridge Aggressive Growth Fund

Security		Shares	Value
Materials — 1.1%
Metals & Mining — 1.1%
Freeport-McMoRan Inc.		8,083,460	$83,178,803
Nucor Corp.		894,853	43,409,319
Total Materials			126,588,122
Telecommunication Services — 1.3%
Diversified Telecommunication Services — 1.3%
AT&T Inc.		3,653,668	149,361,947
Total Common Stocks (Cost — $5,817,730,521)			11,596,441,830

		Rights
Rights — 0.0%
Wright Medical Group NV, CVR (Cost — $3,614,912)		1,445,965	1,952,053	*
Total Investments before Short-Term Investments (Cost — $5,821,345,433)			11,598,393,883

	Rate	Shares
Short-Term Investments — 0.5%
State Street Institutional Investment Trust Treasury Money Market Fund, Premier Class (Cost — $63,919,741)	0.188%	63,919,741	63,919,741
Total Investments — 100.0% (Cost — $5,885,265,174#)			11,662,313,624
Liabilities in Excess of Other Assets — 0.0%			(5,498,704)
Total Net Assets — 100.0%			$11,656,814,920

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At August 31, 2016, the total market value of investments in Affiliated Companies was $750,574,437 and the cost was $604,673,384 (See Note 8).

#	Aggregate cost for federal income tax purposes is $5,885,313,245.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CVR	— Contingent Value Rights

See Notes to Financial Statements.

14	ClearBridge Aggressive Growth Fund 2016 Annual Report

Statement of assets and liabilities

August 31, 2016

Assets:
Investments in unaffiliated securities, at value (Cost — $5,280,591,790)	$10,911,739,187
Investments in affiliated securities, at value (Cost — $604,673,384)	750,574,437
Cash	13,155
Receivable for securities sold	11,102,755
Receivable for Fund shares sold	9,605,865
Dividends and interest receivable	9,045,111
Prepaid expenses	236,472
Total Assets	11,692,316,982

Liabilities:
Payable for Fund shares repurchased	19,826,235
Investment management fee payable	6,953,443
Service and/or distribution fees payable	2,481,744
Trustees’ fees payable	59,811
Accrued expenses	6,180,829
Total Liabilities	35,502,062
Total Net Assets	$11,656,814,920

Net Assets:
Par value (Note 7)	$601
Paid-in capital in excess of par value	5,427,921,154
Undistributed net investment income	9,882,548
Accumulated net realized gain on investments and foreign currency transactions	441,962,167
Net unrealized appreciation on investments	5,777,048,450
Total Net Assets	$11,656,814,920

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2016 Annual Report	15

Statement of assets and liabilities (cont’d)

August 31, 2016

Net Assets:
Class A	$5,014,523,322
Class B	$89,702,117
Class C	$1,453,173,890
Class FI	$35,447,576
Class R	$103,549,138
Class I	$3,785,858,854
Class IS	$1,174,560,023

Shares Outstanding:
Class A	26,085,872
Class B	589,232
Class C	9,164,728
Class FI	183,899
Class R	549,723
Class I	18,017,705
Class IS	5,532,847

Net Asset Value:
Class A (and redemption price)	$192.23
Class B*	$152.24
Class C*	$158.56
Class FI (and redemption price)	$192.76
Class R (and redemption price)	$188.37
Class I (and redemption price)	$210.12
Class IS (and redemption price)	$212.29
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$203.96

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	ClearBridge Aggressive Growth Fund 2016 Annual Report

Statement of operations

For the Year Ended August 31, 2016

Investment Income:
Dividends from unaffiliated investments	$141,887,379
Dividends from affiliated investments	5,639,976
Interest	1,875,202
Refund of foreign taxes withheld (Note 1)	1,258,346
Less: Foreign taxes withheld	(1,075,597)
Total Investment Income	149,585,306

Expenses:
Investment management fee (Note 2)	86,949,076
Service and/or distribution fees (Notes 2 and 5)	30,264,735
Transfer agent fees (Note 5)	18,191,781
Trustees’ fees	904,590
Fund accounting fees	741,192
Registration fees	339,523
Shareholder reports	209,124
Insurance	185,547
Audit and tax fees	102,938
Legal fees	99,233
Custody fees	47,145
Miscellaneous expenses	72,885
Total Expenses	138,107,769
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(75,348)
Net Expenses	138,032,421
Net Investment Income	11,552,885

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	483,052,291
Investment transactions in affiliated securities	(37,332,237)
Foreign currency transactions	(2,359)
Net Realized Gain	445,717,695
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	(274,144,470)
Affiliated investments	(39,636,471)
Change in Net Unrealized Appreciation (Depreciation) From Investments	(313,780,941)
Net Gain on Investments and Foreign Currency Transactions	131,936,754
Increase in Net Assets From Operations	$143,489,639

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2016 Annual Report	17

Statements of changes in net assets

For the Years Ended August 31,	2016	2015

Operations:
Net investment income (loss)	$11,552,885	$(8,900,518)
Net realized gain	445,717,695	577,587,648
Change in net unrealized appreciation (depreciation)	(313,780,941)	(1,188,058,272)
Increase (Decrease) in Net Assets From Operations	143,489,639	(619,371,142)

Distributions to Shareholders From (Notes 1 and 6):
Net realized gains	(522,656,112)	(255,411,657)
Decrease in Net Assets From Distributions to Shareholders	(522,656,112)	(255,411,657)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	2,401,590,735	5,880,211,111
Reinvestment of distributions	489,830,772	242,633,980
Cost of shares repurchased	(4,837,138,949)	(3,642,945,887)
Cost of shares redeemed in-kind (Note 10)	—	(63,310,789)
Increase (Decrease) in Net Assets From Fund Share Transactions	(1,945,717,442)	2,416,588,415
Increase (Decrease) in Net Assets	(2,324,883,915)	1,541,805,616

Net Assets:
Beginning of year	13,981,698,835	12,439,893,219
End of year*	$11,656,814,920	$13,981,698,835
*Includes undistributed net investment income and accumulated net investment loss, respectively, of:	$9,882,548	$(1,667,979)

See Notes to Financial Statements.

18	ClearBridge Aggressive Growth Fund 2016 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class A Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$196.14	$209.22	$158.56	$127.38	$110.11

Income (loss) from operations:
Net investment income (loss)	0.07	(0.23)	(0.47)	(0.03)	(0.16)
Net realized and unrealized gain (loss)	3.57	(8.85)	52.55	34.99	20.03
Total income (loss) from operations	3.64	(9.08)	52.08	34.96	19.87

Less distributions from:
Net realized gains	(7.55)	(4.00)	(1.42)	(3.78)	(2.60)
Total distributions	(7.55)	(4.00)	(1.42)	(3.78)	(2.60)

Net asset value, end of year	$192.23	$196.14	$209.22	$158.56	$127.38
Total return[2]	1.97%	(4.38)%	33.03%	28.19%	18.42%

Net assets, end of year (millions)	$5,015	$5,654	$5,502	$3,729	$3,009

Ratios to average net assets:
Gross expenses	1.14%	1.12%	1.15%	1.23%	1.27%
Net expenses	1.14 [3]	1.12 [3]	1.15	1.23	1.27
Net investment income (loss)	0.04	(0.11)	(0.25)	(0.02)	(0.14)

Portfolio turnover rate	3%	3%[4]	5%	2%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[4]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2016 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class B Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$158.59	$171.69	$131.63	$107.40	$94.12

Income (loss) from operations:
Net investment loss	(1.56)	(1.97)	(1.89)	(1.22)	(1.10)
Net realized and unrealized gain (loss)	2.76	(7.13)	43.37	29.23	16.98
Total income (loss) from operations	1.20	(9.10)	41.48	28.01	15.88

Less distributions from:
Net realized gains	(7.55)	(4.00)	(1.42)	(3.78)	(2.60)
Total distributions	(7.55)	(4.00)	(1.42)	(3.78)	(2.60)

Net asset value, end of year	$152.24	$158.59	$171.69	$131.63	$107.40
Total return[2]	0.86%	(5.36)%	31.73%	26.93%	17.28%

Net assets, end of year (millions)	$90	$168	$281	$350	$396

Ratios to average net assets:
Gross expenses	2.31%	2.16%	2.14%	2.22%	2.24%
Net expenses	2.25 [3,4]	2.16 [4]	2.14	2.22	2.24
Net investment loss	(1.05)	(1.17)	(1.24)	(1.03)	(1.11)

Portfolio turnover rate	3%	3%[5]	5%	2%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

20	ClearBridge Aggressive Growth Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class C Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$164.22	$177.06	$135.30	$109.93	$95.95

Income (loss) from operations:
Net investment loss	(1.01)	(1.41)	(1.50)	(0.81)	(0.77)
Net realized and unrealized gain (loss)	2.90	(7.43)	44.68	29.96	17.35
Total income (loss) from operations	1.89	(8.84)	43.18	29.15	16.58

Less distributions from:
Net realized gains	(7.55)	(4.00)	(1.42)	(3.78)	(2.60)
Total distributions	(7.55)	(4.00)	(1.42)	(3.78)	(2.60)

Net asset value, end of year	$158.56	$164.22	$177.06	$135.30	$109.93
Total return[2]	1.26%	(5.05)%	32.13%	27.36%	17.68%

Net assets, end of year (millions)	$1,453	$1,661	$1,385	$861	$703

Ratios to average net assets:
Gross expenses	1.84%	1.82%	1.84%	1.88%	1.89%
Net expenses	1.84 [3]	1.82 [3]	1.84	1.88	1.89
Net investment loss	(0.66)	(0.81)	(0.94)	(0.67)	(0.76)

Portfolio turnover rate	3%	3%[4]	5%	2%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[4]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2016 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class FI Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$196.64	$209.75	$158.93	$127.75	$110.45

Income (loss) from operations:
Net investment income (loss)	0.09	(0.23)	(0.49)	(0.08)	(0.19)
Net realized and unrealized gain (loss)	3.58	(8.88)	52.73	35.04	20.09
Total income (loss) from operations	3.67	(9.11)	52.24	34.96	19.90

Less distributions from:
Net realized gains	(7.55)	(4.00)	(1.42)	(3.78)	(2.60)
Total distributions	(7.55)	(4.00)	(1.42)	(3.78)	(2.60)

Net asset value, end of year	$192.76	$196.64	$209.75	$158.93	$127.75
Total return[2]	1.98%	(4.38)%	33.06%	28.10%	18.38%

Net assets, end of year (000s)	$35,448	$59,610	$41,023	$3,000	$1,469

Ratios to average net assets:
Gross expenses	1.13%	1.12%	1.19%	1.34%	1.43%
Net expenses[3]	1.13	1.12	1.13 [4]	1.30 [4]	1.30 [4]
Net investment income (loss)	0.05	(0.11)	(0.25)	(0.06)	(0.16)

Portfolio turnover rate	3%	3%[5]	5%	2%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

22	ClearBridge Aggressive Growth Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class R Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$192.89	$206.40	$156.82	$126.29	$109.40

Income (loss) from operations:
Net investment loss	(0.46)	(0.81)	(0.96)	(0.25)	(0.39)
Net realized and unrealized gain (loss)	3.49	(8.70)	51.96	34.56	19.88
Total income (loss) from operations	3.03	(9.51)	51.00	34.31	19.49

Less distributions from:
Net realized gains	(7.55)	(4.00)	(1.42)	(3.78)	(2.60)
Total distributions	(7.55)	(4.00)	(1.42)	(3.78)	(2.60)

Net asset value, end of year	$188.37	$192.89	$206.40	$156.82	$126.29
Total return[2]	1.68%	(4.65)%	32.71%	27.91%	18.18%

Net assets, end of year (millions)	$104	$111	$68	$28	$14

Ratios to average net assets:
Gross expenses	1.43%	1.41%	1.42%	1.44%	1.48%
Net expenses[3]	1.43	1.41 [4]	1.41 [4]	1.44	1.47 [4]
Net investment loss	(0.25)	(0.40)	(0.51)	(0.18)	(0.34)

Portfolio turnover rate	3%	3%[5]	5%	2%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.55%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2016 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class I Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$213.05	$226.22	$170.79	$136.44	$117.26

Income (loss) from operations:
Net investment income	0.71	0.45	0.13	0.56	0.36
Net realized and unrealized gain (loss)	3.91	(9.62)	56.72	37.57	21.42
Total income (loss) from operations	4.62	(9.17)	56.85	38.13	21.78

Less distributions from:
Net realized gains	(7.55)	(4.00)	(1.42)	(3.78)	(2.60)
Total distributions	(7.55)	(4.00)	(1.42)	(3.78)	(2.60)

Net asset value, end of year	$210.12	$213.05	$226.22	$170.79	$136.44
Total return[2]	2.28%	(4.08)%	33.46%	28.65%	18.92%

Net assets, end of year (millions)	$3,786	$5,295	$4,159	$2,079	$1,279

Ratios to average net assets:
Gross expenses	0.83%	0.81%	0.83%	0.87%	0.85%
Net expenses[3]	0.83	0.81	0.83	0.87	0.85 [4]
Net investment income	0.35	0.20	0.07	0.36	0.29

Portfolio turnover rate	3%	3%[5]	5%	2%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

24	ClearBridge Aggressive Growth Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class IS Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$214.91	$227.91	$171.87	$137.09	$117.69

Income (loss) from operations:
Net investment income	0.94	0.68	0.36	0.72	0.47
Net realized and unrealized gain (loss)	3.99	(9.68)	57.10	37.84	21.53
Total income (loss) from operations	4.93	(9.00)	57.46	38.56	22.00

Less distributions from:
Net realized gains	(7.55)	(4.00)	(1.42)	(3.78)	(2.60)
Total distributions	(7.55)	(4.00)	(1.42)	(3.78)	(2.60)

Net asset value, end of year	$212.29	$214.91	$227.91	$171.87	$137.09
Total return[2]	2.41%	(3.98)%	33.61%	28.83%	19.04%

Net assets, end of year (millions)	$1,175	$1,032	$1,004	$643	$523

Ratios to average net assets:
Gross expenses	0.71%	0.70%	0.72%	0.73%	0.74%
Net expenses[3]	0.71	0.70	0.72	0.73	0.74
Net investment income	0.46	0.30	0.18	0.47	0.37

Portfolio turnover rate	3%	3%[4]	5%	2%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[4]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2016 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Aggressive Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

26	ClearBridge Aggressive Growth Fund 2016 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Aggressive Growth Fund 2016 Annual Report	27

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$11,596,441,830	—	—	$11,596,441,830
Rights	1,952,053	—	—	1,952,053
Total long-term investments	$11,598,393,883	—	—	$11,598,393,883
Short-term investments†	63,919,741	—	—	63,919,741
Total investments	$11,662,313,624	—	—	$11,662,313,624

†	See Schedule of Investments for additional detailed categorizations.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

28	ClearBridge Aggressive Growth Fund 2016 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

On September 8, 2015, the Fund received $1,258,346 from the Finnish Tax Administration for the refund of withholding taxes on dividends, plus interest, previously paid by the Fund.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(2,358)	$2,358

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes.

ClearBridge Aggressive Growth Fund 2016 Annual Report	29

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.25%, 2.25%, 2.00%, 1.25%, 1.50%, 0.90% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

During the year ended August 31, 2016, fees waived and/or expenses reimbursed amounted to $75,348.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

30	ClearBridge Aggressive Growth Fund 2016 Annual Report

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended August 31, 2016, LMIS and its affiliates retained sales charges of $1,490,838 on sales of the Fund’s Class A shares. In addition, for the year ended August 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$168,558	$7,027	$230,027

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended August 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$384,106,116
Sales	1,309,781,661

At August 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,099,278,377
Gross unrealized depreciation	(322,277,998)
Net unrealized appreciation	$5,777,000,379

4. Derivative instruments and hedging activities

During the year ended August 31, 2016, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

ClearBridge Aggressive Growth Fund 2016 Annual Report	31

Notes to financial statements (cont’d)

For the year ended August 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$12,986,748	$9,330,117
Class B	1,240,238	750,370
Class C	15,371,615	2,035,548
Class FI	118,122	82,982
Class R	548,012	240,207
Class I	—	5,739,263
Class IS	—	13,294
Total	$30,264,735	$18,191,781

For the year ended August 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	$75,348
Class C	—
Class FI	—
Class R	—
Class I	—
Class IS	—
Total	$75,348

6. Distributions to shareholders by class

	Year Ended August 31, 2016	Year Ended August 31, 2015
Net Realized Gains:
Class A	$213,252,695	$108,466,392
Class B	6,992,531	5,698,644
Class C	75,867,825	33,996,229
Class FI	2,150,350	950,419
Class R	4,570,776	1,591,902
Class I	180,253,442	85,555,462
Class IS	39,568,493	19,152,609
Total	$522,656,112	$255,411,657

7. Shares of beneficial interest

At August 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

32	ClearBridge Aggressive Growth Fund 2016 Annual Report

Transactions in shares of each class were as follows:

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,109,592	$577,451,733	7,580,337	$1,563,108,011
Shares issued on reinvestment	1,101,298	205,447,231	525,229	105,037,052
Shares repurchased	(6,953,674)	(1,282,621,704)	(5,574,985)	(1,147,912,324)
Net increase (decrease)	(2,742,784)	$(499,722,740)	2,530,581	$520,232,739

Class B
Shares sold	2,030	$301,941	5,248	$884,760
Shares issued on reinvestment	46,418	6,913,462	34,588	5,633,453
Shares repurchased	(519,690)	(76,860,406)	(617,212)	(104,030,007)
Net decrease	(471,242)	$(69,645,003)	(577,376)	$(97,511,794)

Class C
Shares sold	974,085	$151,184,906	3,315,958	$577,067,078
Shares issued on reinvestment	449,657	69,548,323	185,206	31,168,548
Shares repurchased	(2,373,304)	(363,718,455)	(1,204,798)	(209,871,559)
Net increase (decrease)	(949,562)	$(142,985,226)	2,296,366	$398,364,067

Class FI
Shares sold	64,417	$12,176,944	257,976	$53,508,084
Shares issued on reinvestment	11,315	2,116,585	4,677	937,983
Shares repurchased	(194,973)	(35,993,651)	(155,088)	(32,307,642)
Net increase (decrease)	(119,241)	$(21,700,122)	107,565	$22,138,425

Class R
Shares sold	199,243	$36,540,392	384,206	$78,416,880
Shares issued on reinvestment	20,651	3,783,314	7,269	1,432,631
Shares repurchased	(248,017)	(45,050,699)	(142,337)	(28,802,622)
Net increase (decrease)	(28,123)	$(4,726,993)	249,138	$51,046,889

Class I
Shares sold	6,471,427	$1,302,735,449	13,686,962	$3,064,425,022
Shares issued on reinvestment	798,454	162,453,364	365,712	79,271,704
Shares repurchased	(14,104,769)	(2,825,947,604)	(7,586,962)	(1,706,328,085)
Net increase (decrease)	(6,834,888)	$(1,360,758,791)	6,465,712	$1,437,368,641

Class IS
Shares sold	1,549,558	$321,199,370	2,403,484	$542,801,276
Shares issued on reinvestment	192,669	39,568,493	87,667	19,152,609
Shares repurchased	(1,013,224)	(206,946,430)	(1,824,296)	(413,693,648)
Shares redeemed in-kind	—	—	(268,471)	(63,310,789)
Net increase	729,003	$153,821,433	398,384	$84,949,448

ClearBridge Aggressive Growth Fund 2016 Annual Report	33

Notes to financial statements (cont’d)

8. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended August 31, 2016:

	Affiliate Value at August 31, 2015	Purchased		Sold		Dividend Income	Affiliate Value at August 31, 2016	Realized Gain /Loss
		Cost	Shares	Cost	Shares
AMC Networks Inc., Class A Shares	$276,835,115	—	—	—	—	—	$207,836,698	—
Core Laboratories NV	348,894,351	—	—	—	—	$5,639,976	337,131,833	—
Cree Inc.*	143,823,512	—	—	$65,231,282	1,115,000	—	—	$(37,332,237)
Discovery Communications Inc., Class A Shares	214,391,106	—	—	—	—	—	205,605,906	—
	$983,944,084	—		$65,231,282		$5,639,976	$750,574,437	$(37,332,237)

*	This security is no longer an affiliated company.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended August 31, was as follows:

	2016	2015
Distributions paid from:
Net long-term capital gains	$522,656,112	$255,411,657

As of August 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$20,346,377
Undistributed long-term capital gains — net	431,721,667
Total undistributed earnings	$452,068,044
Other book/tax temporary differences(a)	(175,258)
Unrealized appreciation (depreciation)(b)	5,777,000,379
Total accumulated earnings (losses) — net	$6,228,893,165

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

10. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended August 31, 2015, the Fund had redemptions-in-kind with total proceeds in the amount of $63,310,789. The net realized gains on these redemptions-in-kind amounted to $51,304,363, which was not realized for tax purposes.

34	ClearBridge Aggressive Growth Fund 2016 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Aggressive Growth Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Aggressive Growth Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 19, 2016

ClearBridge Aggressive Growth Fund 2016 Annual Report	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Aggressive Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

36	ClearBridge Aggressive Growth Fund

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

ClearBridge Aggressive Growth Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

38	ClearBridge Aggressive Growth Fund

Interested Trustee and Officer
Jane Trust
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Number of funds in fund complex overseen by Trustee	152
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

ClearBridge Aggressive Growth Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

40	ClearBridge Aggressive Growth Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

ClearBridge Aggressive Growth Fund	41

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2016:

Record date:	12/8/2015
Payable date:	12/9/2015
Long-term capital gain dividend	$7.545490

Please retain this information for your records.

42	ClearBridge Aggressive Growth Fund

ClearBridge

Aggressive Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Aggressive Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Aggressive Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Aggressive Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0433 10/16 SR16-2875

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2015 and August 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $76,816 in 2015and $76,475 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2015 and $0 in 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,940 in 2015 and $3,980 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation
S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2015 and 2016; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2016.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	October 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	October 21, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	October 21, 2016